UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2010

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5945 AIRPORT ROAD, SUITE 360, MISSISSAUGA, ONTARIO, CANADA	L4V 1R9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 12, 2010, Nortel Networks Corporation (the “Company”) issued a press release concerning its financial results for the fourth quarter of 2009 and full year 2009. Such press release is attached hereto as Exhibit 99.1 and furnished accordance with Item 2.02 of Form 8-K.

The Company owns all of Nortel Networks Limited’s (“NNL”) common shares and NNL is the Company’s principal direct operating subsidiary.

Item 8.01	Other Events

As part of Nortel’s ongoing cost reduction activities, on March 11, 2010, Nortel Networks Corporation (NNC), Nortel Networks Limited (NNL), Nortel Networks Inc. and Nortel Networks Capital Corporation each filed a Form 15 related to their respective debt securities and all related guarantees, as applicable, reflecting the automatic suspension of reporting requirements under the U.S. Securities Exchange Act of 1934 (Act) as there were less than 300 holders of each series of securities as of January 1, 2010. NNL also intends to terminate the registration of its common stock under the Act shortly and suspend its obligations to file periodic reports with the SEC, including Forms 10-K, 10-Q and 8-K. Following the deregistration of its common shares, NNL will continue to be a “reporting issuer” under Canadian securities laws and, as a result, will remain subject to continuous disclosure requirements, including the filing of annual and quarterly financial statements and managements’ discussion and analysis of financial results under applicable Canadian securities laws. NNC will continue to be a “reporting issuer” under both Canadian and U.S. securities laws and will continue to remain subject to applicable continuous disclosure requirements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued by the Company on March 12, 2010.

The press release attached hereto as Exhibit 99.1 is deemed furnished in accordance with General Instruction B.2 to Form 8-K, except for the following portion of Exhibit 99.1, which is intended to be deemed filed rather than furnished:

As part of Nortel’s ongoing cost reduction activities, on March 11, 2010, Nortel Networks Corporation (NNC), Nortel Networks Limited (NNL), Nortel Networks Inc. and Nortel Networks Capital Corporation each filed a Form 15 related to their respective debt securities and all related guarantees, as applicable, reflecting the automatic suspension of reporting requirements under the U.S. Securities Exchange Act of 1934 (Act) as there were less than 300 holders of each series of securities as of January 1, 2010. NNL also intends to terminate the registration of its common stock under the Act shortly and suspend its obligations to file periodic reports with the SEC, including Forms 10-K, 10-Q and 8-K. Following the deregistration of its common shares, NNL will continue to be a “reporting issuer” under Canadian securities laws and, as a result, will remain subject to continuous disclosure requirements, including the filing of annual and quarterly financial statements and managements’ discussion and analysis of financial results under applicable Canadian securities laws. NNC will continue to be a “reporting issuer” under both Canadian and U.S. securities laws and will continue to remain subject to applicable continuous disclosure requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

By:	/S/ ANNA VENTRESCA
Anna Ventresca General Counsel-Corporate and Corporate Secretary

By:	/S/ CLARKE E. GLASPELL
Clarke E. Glaspell Treasurer

Dated: March 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on March 12, 2010.